UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22203

DMR MORTGAGE OPPORTUNITY FUND LP
(Exact Name Of Registrant As Specified In Charter)
1800 Tysons Boulevard
Suite 200
McLean, Virginia 22102
(Address Of Principal Executive Offices)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, Delaware 19808
County of New Castle
(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 749-8200

Date of fiscal year end:  December 31, 2009

Date of reporting period:  December 31, 2009

ITEM 1.  REPORT TO SHAREHOLDERS

DMR MORTGAGE OPPORTUNITY FUND LP

Annual Report

December 31, 2009

General Partner’s Letter

Dear Limited Partners,

We are pleased to present you with the annual report for the DMR Mortgage Opportunity Fund LP (the “Fund”) for 2009.

2009 was a year of great contrasts. Virtually all risk assets reached their crisis bottoms in late February to early March, and virtually all markets proceeded to participate in a rally that has seldom been seen in history. The S&P 500 was up 26.46% on the year and up an astonishing 67.80% from the March bottom. The Merrill Lynch High Master Index was up an even more impressive 58.09% for the year. The big rally started after a final capitulation selloff and was fueled by a steady stream of public sector interventions coupled with marginally better economic and corporate data as the months progressed.

The assets of the Fund were full participants in this strong rally and by the beginning of the fourth quarter we were pleased to see that market prices of the majority of the Fund’s assets had either already or were close to achieving a price rebound that we hadn’t expected to see for another two or three years. During this price rally, the underlying credit fundamentals of these securities continued to deteriorate in line with our expectations. Management made the determination to take advantage of this price / credit juxtaposition and liquidate the Fund’s holdings by the beginning of December. The Fund had achieved its goals well ahead of plan and it was time to return the capital and earnings to the Limited Partners. We expect a final distribution in the first quarter of 2010.

I would like to thank you for investing in the Fund, and with the professionals of Declaration Management & Research LLC. We wish you future success and look forward to working with you in the future.

Sincerely,

/s/ William P. Callan, Jr.
William P. Callan, Jr.
President
January 12, 2010

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110-1707
Telephone (617) 530 5000
Facsimile (617) 530 5001
pwc.com

Report of Independent Registered Public Accounting Firm

To the Directors and Partners of
DMR Mortgage Opportunity Fund, LP:

In our opinion, the accompanying statement of assets and liabilities (in liquidation), and the related statements of operations (in liquidation), of changes in partners' capital (in liquidation), and cash flows (in liquidation) present fairly, in all material respects, the financial position of DMR Mortgage Opportunity  Fund, LP (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its partners' capital for each of the periods presented, and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of cash at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

As stated in Note 5 the fund commenced its distribution period in 2009, and intends to distribute all remaining capital and carried interest to the partners in 2010.

February 25, 2010

DMR Mortgage Opportunity Fund LP

Statement of Assets and Liabilities
December 31, 2009
(In Liquidation)

Assets
Cash	$20,348,506
Interest receivable	850

Total assets	20,349,356

Liabilities and Partners' Capital
Liabilities
Professional fees payable	145,000
Administrator and custody fees payable	50,421
Accrued expenses	10,009
Total liabilities	205,430

Partners' Capital
General Partner	4,033,772
Limited Partners	16,110,154
Total partners' capital	20,143,926

Total Liabilities and Partners' Capital	$20,349,356

DMR Mortgage Opportunity Fund LP

Statement of Operations
For the Year-Ended December 31, 2009
(In Liquidation)

Investment income
Interest income	$32,537,722
Total income	32,537,722

Expenses
Management fees	3,888,023
Professional fees	205,757
Insurance	140,354
Administration and custody fees	250,115
Directors fees and expenses	55,615
Total expenses	4,539,864
Net investment income	27,997,858

Net realized and unrealized gain on investments
Realized gain on investments	76,069,528
Unrealized appreciation on investments	16,340,788
Net realized and unrealized gain on investments	92,410,316

Increase in partners' capital resulting from operations	$120,408,174

DMR Mortgage Opportunity Fund LP

Statement of Changes in Partners' Capital
For the Year-Ended December 31, 2009
(In Liquidation)

	General Partner	Limited Partners	Total
Partners' capital at May 16, 2008	$25,000	$52,725,000	$52,750,000

Contributions	20,000	87,720,000	87,740,000
Withdrawals	-	-	-
Pro rata allocation of net decreases from operations	(5,460)	(15,224,882)	(15,230,342)

Partners' capital at December 31, 2008	39,540	125,220,118	125,259,658

Contributions	55,000	171,655,000	171,710,000
Withdrawals	(12,089,021)	(385,144,885)	(397,233,906)
Pro rata allocation of net increase from operations	33,430	120,374,744	120,408,174
Allocation of carried interest	15,994,823	(15,994,823)	-

Partners' capital at December 31, 2009	$4,033,772	$16,110,154	$20,143,926

DMR Mortgage Opportunity Fund LP

Statement of Cash Flows
For the Year-Ended December 31, 2009
(In Liquidation)

Cash flows from operating activities
Net increase in partners' capital resulting from operations	$120,408,174
Adjustments to reconcile net increase in partners' capital resulting from operations
Purchases of investments	(756,345,377)
Sale and proceeds from paydowns of investments	955,161,361
Unrealized appreciation on investments	(16,340,788)
Realized gain on sale of investments	(76,069,528)
Accretion of investments	(750,729)
Increase/decrease in operating assets and liabilities
Interest receivable	844,162
Prepaid expenses	30,100
Management fees payable	(175,612)
Professional fees payable	(55,000)
Administrator and custody fees payable	39,750
Accrued expenses	4,009
Net provided by operating activities	226,750,522

Cash flows from financing activities
Contributions	171,710,000
Withdrawals	(397,233,906)
Net cash used by financing activities	(225,523,906)

Net increase in cash	1,226,616
.
Cash
Beginning of year	19,121,890
End of year	$20,348,506

Notes to Financial Statements
(In Liquidation)

Note 1  Organization

DMR Mortgage Opportunity Fund LP (the “Fund”) is a Delaware limited partnership. The management of the Fund has registered the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company.

Under the supervision of the Board of Directors (“the Board”), Declaration Management & Research LLC (“Declaration”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) serves as the Fund’s investment adviser. Declaration also serves as the Fund’s general partner (the “General Partner”).  The Fund’s Second Amended and Restated Limited Partnership Agreement, dated as of September 22, 2008 (the “Limited Partnership Agreement”), provides for the governance of the Fund.

The Fund’s investment objective is to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed income securities assets.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007.   The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also many include other mortgage-related investments. The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund’s term consists of a Draw Period, Reinvestment Period, Distribution Period and post-Distribution Period.  The “Draw Period” commenced on May 15, 2008 and ended on May 15, 2009.  The “Reinvestment Period” commenced on May 15, 2008 and ended on December 4, 2009.  The Distribution Period commenced on December 4, 2009, which coincided with the end of the Reinvestment Period.

Note 2  Significant Accounting Policies

Realized Gains and Losses, Income and Expense Recognition
Realized gains and losses on security transactions are determined on the specific identification method.  Interest income is accrued as earned. Expenses are recorded on the accrual basis as incurred.  Securities purchased at a discount or premium are amortized to the expected realized value using the effective interest rate method.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts at the date of the financial statements.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Federal Income Taxes
The Fund intends to operate so that it will be treated as a partnership for federal income tax purposes and not as an association or a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund will not be subject to federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s share of the Fund’s taxable income, gain, or loss.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund. Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Effective January 1, 2009, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards ASC 740, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 requires the General Partner to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority.  The adoption of ASC 740 did not have a material effect on Partners’ Capital, when assessed for all open tax years, financial conditions or results of operations of the Fund.

Organizational Expenses, Offering Costs and Other Expenses
Declaration will pay all organizational and offering costs of the Fund. The Fund will pay its own operating costs, including trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of the Fund’s administrator and custodian. The Fund will also be responsible for the fees and expenses of the Fund's independent directors.

Valuation
Debt securities traded in the over-the-counter markets and listed securities are valued using the indicative bid price (not contractual bid to buy) provided by external pricing sources which use both dealer-supplied and electronic data processing techniques, which take into account factors such as yield, credit quality, coupon rates, maturity dates, types of issues, trading characteristics and other market data.  External pricing sources include broker-dealers, price data vendors and exchanges.  On December 31, 2009 the Fund did not hold any securities.

Notwithstanding the foregoing, Declaration may, in its sole discretion and by using its internal modeling process, determine to use a different value than the indicative bids for any security held by the Fund that it believes would more accurately reflect fair value.  The risk associated with single sourced prices is that when markets are less liquid the price realized upon sale may be different than the price used to value the security and the difference could be material to the Fund.  As of December 31, 2009, the Fund did not hold any securities that were fair valued by Declaration based on market inputs or other methods.  Valuations may change in response to many factors including historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.  See Note 12 for additional discussion on Financial Accounting Standards Board Statement of Financial Accounting Standards ASC 820.

Cash and Cash Flows
Cash includes cash in the Institutional Deposit Account (“IDA”).  The IDA is a money market deposit account and is a liability of Bank of America, N.A.  Additional information on the Fund's financial transactions that have been settled through the receipts and disbursement of cash is presented on the Statement of Cash Flows.

Liquidation Basis of Accounting
As of December 31, 2009, the Fund was considered to be in liquidation, and is thus being presented in conformity with the liquidation basis of accounting.

Note 3   Partners’ Capital

As of December 31, 2009, a single Limited Partner unaffiliated with Declaration held 31% of the Fund’s Partners’ Capital. John Hancock Life Insurance Company, which is indirect sole owner of Declaration, held 40% of the Fund’s Partner’s Capital as of December 31, 2009.  Manulife Financial Corporation is the indirect sole owner of John Hancock Life Insurance Company and Declaration.

Each Limited Partner participates pro rata in the Fund’s distributions in accordance with its fund percentage until such Limited Partner has received 100% of such Limited Partner’s capital contributions.  Then each Limited Partner is entitled to distributions up to a hard hurdle return of 8%, compounded semi-annually.  Thereafter, 80% of the distributions will be made to such Limited Partner and 20% to the General Partner.

Allocation of Gains and Losses
The Fund’s results of operations (which are defined on total return basis, inclusive of income, expenses, and realized and unrealized appreciation and depreciation) are allocated proportionately to each Partner’s percentage interest of the Fund on a monthly basis.

Note 4  Public Offering

Declaration had proposed and the Board had intended to cause the Fund to register its limited partnership interests (“Interests”) under the Securities Act of 1933, as amended (the “Securities Act”), and publicly offer up to $50 million of Interests at Net Asset Value to certain “Eligible Public Offering Investors” on or around the end of the Draw Period (defined in Note 1), unless at such time the Board had determined that adequate investment opportunities for the Fund were no longer available.  On April 17, 2009, the Board resolved, on the basis of Declaration's judgment that this public offering would not succeed, that the Fund abandon this public offering and withdraw its Securities Act registration statement then pending with the Securities and Exchange Commission.

Note 5  Distribution Period

On December 4, 2009, Declaration determined to end the Reinvestment Period which resulted in the commencement of the Distribution Period.  On December 9, 2009, the Fund made its first distribution to the General Partner and Limited Partners in the amounts of $121,316 and $385,144,885 respectively.  An additional distribution in the form of carried interest was made to the General Partner in the amount of $11,967,705.  The General Partner intends to cause the Fund to distribute all remaining capital and carried interest to the General and Limited Partners in 2010.

Note 6 Management Fee

A monthly management fee (the “Management Fee”) will be paid to Declaration by the Fund in arrears as of the end of each month. The Management Fee will be 1/12 times a 1.50% annual rate times the aggregate invested capital of each Limited Partner.  No Partners participate in a discounted fee arrangement.

During the Reinvestment Period, invested capital will equal the aggregate Capital Contributions to the Fund.   During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to the Limited Partners and (2) the Adjustment Factor, as described below.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.  The Adjustment Factor (combined with the recalculation described above) has the overall effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period, which commenced on December 4, 2009.

Management Fees (as well as the Fund’s expenses) are paid from the proceeds of capital calls and/or investments.

Note 7  Distributions and Carried Interest

The Fund will reinvested cash flows and sale proceeds through the end of the Reinvestment Period.

During the Distribution Period, all cash proceeds, as received by the Fund and subject to reserves (to reflect contingent, uncertain, established or other potential liabilities) established by the Fund pursuant to the Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated and distributed by the Fund to each Limited Partner, and the General Partner, in the following order of priority:

(a) Return of Capital. First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose).

(b) Hard Hurdle Return (8%, computed semi-annually): 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to all Capital Contributions, calculated from the time each such Capital Contribution was made through the date of each distribution; and

(c) Carried Interest: Thereafter, (i) 80% to such Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return. The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners.

The Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s gains, not as a performance fee paid to a third party.  As of December 31, 2009, $15,994,823 of carried interest was allocated to the General Partner, of which $11,967,705 was paid.

Note 8  Capital Commitments

Capital Commitments are defined as the amount of capital contributions which the Partner agrees, in their respective Subscription and Capital Commitment Agreements, to make to the Fund.  As of December 31, 2009, $100,000 and $312,100,000 of capital had been drawn, which represented 100% of total commitments for both the General Partner and the Limited Partners.

	General Partner	Limited Partner
Total Capital Commitments at 12/31/2009	$100,000	$312,100,000
Contributed capital through 12/31/2009	100,000	312,100,000

Remaining unfunded Capital Commitment at 12/31/2009	-	-

Note 9  Financial Highlights

The financial ratios and total return presented below are calculated for a Limited Partner that has been in the Fund since inception and has participated in all capital calls, and is subject to all investment management compensation including Management Fees and the Carried Interest.  The computation of such ratios and total return is based on the amount of expenses and fees assessed.

Total return for the Limited Partners for the year ended December 31, 2009                          30.84%
Total return for the Limited Partners for the period May 16, 2008 (commencement
of operations) through December 31, 2008                                                                                 (18.19%)

The above reflects a February 2, 2009, March 17, 2009 and May 6, 2009 contribution of 20%, 20%, and 15% of committed capital, respectively, calculated from the actual date of each contribution.

Supplemental Data

Ratios of total expenses and net investment income to average net assets for all Limited Partners year ended December 31, 2009 and the period May 16, 2008 (commencement of operations) through December 31, 2008 are as follows:

	2009	2008 (annualized)
Ratio of expenses to average Limited Partners' Capital	1.68%	2.19%

Ratio of expenses including carried interest allocation to average Limited Partners' Capital	7.61%	2.19%

Ratio of net investment income to average Limited Partners' Capital	10.38%	4.20%

Net IRR Since Inception (IRR calculated using nominal rate of return compounded on a semi-annual basis, and is net of carried interest):

DMR Mortgage Opportunity Fund Since Inception		05/15/08 - 12/31/09

05/16/08	Capital Call	$52,725,000
09/30/08	Capital Call	25,300,000
10/16/08	Capital Call	31,210,000
11/20/08	Capital Call	31,210,000
02/02/09	Capital Call	62,420,000
03/17/09	Capital Call	62,420,000
05/06/09	Capital Call	46,815,000
	Total Capital Contributions	312,100,000
	Distribution	(385,144,885)
	Expected Distribution	(16,110,154)

Net IRR Since Inception at 12/31/2009		26.70%
Net IRR Since Inception at 12/31/2008		(30.72)%

Note 10  Administration and Custody

The Fund has entered into an agreement (the “Administrative Services Agreement”) with Bank of America, NA to perform certain administrative services.  These services include, among other things, performing the month-end calculation of Partners’ capital for both the Limited Partners and General Partner, Partner correspondence, and other back office activities.

The Fund also has entered into an agreement (the “Custodial Agreement”) with Bank of America, NA as custodian (the "Custodian") to perform certain custodial services.  The Fund deposits cash and purchased securities with the Custodian.  As such, these assets are subject to the Custodian’s credit risk (see Note 12 for additional discussion on risks).

Under the Administrative Services Agreement and the Custodial Agreement, the Fund pays fees based on predetermined rates.

Note 11  Board of Directors and Officers

Under the Limited Partnership Agreement, the Board is responsible for monitoring and overseeing the Fund, to the fullest extent permitted by applicable law, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as customarily exercised by the directors of an investment company registered under the 1940 Act.

For the twelve months ended December 31, 2009, the Fund has expensed $55,615 in fees to the Board.

Note 12  Uncertainty, Volatility of Valuations and Other General Risks

The prevailing asset-backed and mortgage credit market conditions which may create the mispricings on which the Fund will seek to capitalize may also make it difficult to determine the realizable value of  the Fund’s portfolio. Although Declaration expects that third party valuations will be available for most of the Fund’s investments, that availability may change and require a material portion of those investments to be valued based on “manager marks,” fair value adjustments, or internal models in accordance with the Board-approved valuation procedures. Moreover, the market valuations provided by securities dealers may differ from the prices at which such dealers would be willing to trade. These differences could be material in relation to the Fund’s financial statements taken as a whole.  Although valuation of the Fund’s investments will be in accordance with Board-approved procedures and subject to the Board’s review, the currently disrupted market conditions of the asset-backed and mortgage credit markets in which the Fund will trade materially increases the uncertainty of valuations.

Notable among the Fund’s additional risks are the following:  The Fund’s portfolio will not be diversified; the Fund’s strategy will focus on the credit markets.  These markets have recently been subject to significant disruptions.  The undiversified character of the Fund’s portfolio can be expected to increase risk and volatility. The Fund’s portfolio will primarily include distressed credit investments with respect to which the timing and amount of principal and interest payments are uncertain.  The fair value of certain of the Fund’s illiquid positions may be difficult to establish. The Fund’s portfolio will have material exposure to interest-rate changes.  The Fund may hold a number of investments that become involved in bankruptcy and insolvency proceedings.  Other risks such as interest rate risks, liquidity risks, credit risks, concentrated strategy risks, and other general market risks are all prevalent.

Note 13   FASB Statement of Financial Accounting Standards ASC 820

Financial Accounting Standards Board Statement of Financial Accounting Standards ASC 820, “Fair Value Measurements” (“ASC 820”), is applicable to the Fund.  ASC 820 defines fair value, establishes a three-level hierarchy for measuring fair value and expands disclosure about fair value measurements.  The Fund adopted the provisions of ASC 820 upon commencement of operations.

The valuation hierarchy is based upon the transparency of inputs to the valuation of each portfolio’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. These inputs are summarized in the three levels listed below:

•	Level 1 – Prices determined using: quoted prices in active markets for identical securities
•	Level 2 – Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
•
Level 3 – Prices determined using: significant unobservable inputs.  In situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used.  These inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing investments, and would be based on the best information available in the circumstances..

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.  However, the determination of what constitutes “observable” requires significant judgment by the General Partner. The General Partner considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the General Partner's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, certain U.S. government, government agency, and sovereign obligations.  The General Partner does not adjust the quoted price for such instruments.

Investments whose values are based on quoted prices from dealers and other pricing sources which are not based on specific observable transactions on the measurement date, but rather are based on transactions for identical instruments that are not current, based on transactions in similar instruments, or based on pricing models that use verifiable, observable market data or can be corroborated using verifiable observable market data, are classified within level 2.  These include certain U.S. government and sovereign obligations, most government agency securities, most corporate bonds, most mortgage-backed securities (backed by either commercial or residential real estate), certain bank loans and bridge loans, certain listed equities, state, municipal and provincial obligations, most physical commodities and certain loan commitments.  As level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are based on valuation models that include significant unobservable inputs and cannot be corroborated using verifiable, observable market data, are classified within Level 3.  Level 3 instruments include private equity and real estate investments, certain bank loans and bridge loans, certain corporate debt securities (including certain distressed debt instruments), and certain mortgage-backed securities (backed by either commercial or residential real estate). When observable prices are not available, the General Partner uses one or more valuation techniques (e.g., the market approach, the income approach or, the cost approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the General Partner in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows.  Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the General Partner in the absence of market information. The fair value measurement of level 3 investments does not include transaction costs that may have been capitalized as part of the security's cost basis.  Assumptions used by the General Partner due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Note 14  Subsequent Events

In accordance with the provisions set forth in ASC 855 “Subsequent Events”, events and transactions subsequent to December 31, 2009 through February 25, 2010 have been evaluated by management for possible adjustments and/or disclosures.  On January 14, 2010 the Fund distributed $6,560 and $15,884,142 to its General Partner and Limited Partners respectively.  An additional distribution of $3,972,676 was made to the General Partner in the form of carried interest on January 14, 2010.  No other material events or transaction occurred in the time period referenced above.

Director and Officer Information

Name	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
William T. Lloyd	Director	Since Inception	Managing Director, Pergamon Advisors (2007 until May 30, 2008); Founder and Managing Director, Coral Bay Capital LLC (2006 to present); Director and Research Portfolio Strategist, Bridgewater Associates (2003 to 2006); Managing Director, Barclays Capital (1997 to 2003); Director, iBoxx Ltd. (2001-2003)	1	Director, Coral Bay Capital

Paul F. Malvey	Director	Since Inception	Consultant, World Bank/International Monetary Fund (1995 to present); Financial Market Consultant, Barclays Capital (2003 to 2006)	1	None

David Sislen	Director	Since Inception	Founder and President, Bristol Capital Corporation (1986 to present); Director, Landmark Land Company (2004 to present)	1	Director, Landmark Land Company
Directors who are “Interested Persons”
William P. Callan, Jr.	Director, President and Chief Executive Officer	Since Inception	President, Declaration Management & Research LLC	1	Declaration Management & Research LLC

Officers

Name	Positions Held with Fund	Principal Occupation(s) During the Last Five Years

William P. Callan, Jr.	President and Chief Executive Officer	President, Declaration Management & Research LLC

Lester Guillard III	Vice President and Chief Financial Officer	Senior Vice President (since 2006), Vice President (2002 to 2006), Declaration Management & Research LLC

James E. Shallcross	Chief Investment Officer	Executive Vice President (since 2005), Senior Vice President (1999 to 2005), Declaration Management & Research LLC

Carole R. Parker	Chief Compliance Officer	Vice President & Chief Compliance Officer (since 2004), Vice President (2003 to 2004), Declaration Management & Research LLC

Edmund H. Price	Secretary	Senior Vice President & General Counsel (since 2006), Declaration Management & Research LLC; Assistant Vice President & Senior Counsel, John Hancock Life Insurance Company (2002 to 2006)

Scott L. Barnes	Controller and Assistant Secretary	Vice-President, Declaration Management & Research LLC

INVESTMENT ADVISER AND GENERAL PARTNER
Declaration Management & Research LLC
1800 Tysons Boulevard, Suite 200
McLean, VA  22102
www.declaration.com

CUSTODIAN AND ADMINISTRATOR
Bank of America Merrill Lynch
Global Securities Solutions
540 West Madison, Suite 1800
Chicago, IL  60661

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, NY  10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA  02110

DMR Mortgage Opportunity Fund LP
December 31, 2009

To view the Fund’s proxy voting guidelines, visit the Investor Information section of our website, http://www.declaration.com.  You may also call 703-749-8200 to request a free copy of the proxy voting guidelines.

This report and the financial statements contained herein are submitted for the general information of the limited partners of the Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an offering memorandum.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2.  CODE OF ETHICS

(a)           As of December 31, 2009, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)           No response required by Form N-CSR.

(c)           There were no amendments during the fiscal year ended December 31, 2009 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d)           The Registrant has not granted any waivers from any provisions of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e)           Not applicable.

(f)           A copy of the Registrant’s Code of Ethics is attached hereto as Exhibit 12(a)1 of this N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David Sislen is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Sislen is independent.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)          Audit Fees:  PriceWaterhouseCoopers billed the Registrant aggregate fees for professional services rendered by PriceWaterhouseCoopers for the audit of the Registrant’s financial statements or services that are normally provided by PriceWaterhouseCoopers in connection with statutory filings or engagements for the period since the filing of the Fund’s Certificate of Limited Partnership on April 7, 2008.

2009: $105,000

(b)          Audit-Related Fees: There were no audit-related fees billed to the Registrant in 2009 for assurance and related services rendered by PriceWaterhouseCoopers that are reasonable related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)          Tax Fees: PricewaterhouseCoopers billed the Registrant $40,000 in fees for services including the review of the Registrant’s applicable tax returns and responding to general tax questions since the Registrant’s formation on April 7, 2008.

(d)          All Other Fees: PriceWaterhouseCoopers has not billed the Registrant for other products and services provided to the Registrant, or services provided to the investment adviser, other than the services reported above, since the filing of the Registrant’s Certificate of Limited Partnership on April 7, 2008.

(e)(1)     Audit Committee Pre-Approval Policy:

The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing and permissible non-auditing services (e.g., tax services) unless (i) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the independent accountants in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services were promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated; (b) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent accountants by the Registrant, the investment adviser and any affiliate of the investment adviser that provides ongoing services to the Registrant during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (without regard to this exception).

(e)(2)     All of the services described in (b), (c) and (d) of this Item 4 were approved by the Audit Committee.

(f)           All of the work in connection with the audit of the Registrant’s Financial Statements were performed by full-time employees of PricewaterhouseCoopers.
(g)         There were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant since the Registrant’s formation on April 7, 2008.

(h)         The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)          Not applicable.

(b)          Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of December 31, 2009 are included in the annual report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Declaration Management & Research LLC

DMR Mortgage Opportunity Fund LP

Proxy Voting Policy and Procedures

Declaration Management & Research LLC ("Declaration") is a fixed income manager and the securities we purchase for client accounts are predominantly fixed income securities. Accordingly, we are seldom if ever called upon to vote equity securities on our clients' behalf. However, in the event we were granted the discretion to vote proxies for a client's account and an occasion arose where an equity security needed to be voted, we would follow the following proxy voting policy in carrying out our responsibilities to that client.
I.   General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

1)
As a fiduciary under ERISA or otherwise, the discretion to vote proxies for aclient's account should be exercised keeping in mind a fiduciary’s duty to use its best efforts to preserve or enhance the value of the client’s account. We should vote on proxy questions with the goal of fostering the interests of the client (or the participants and beneficiaries in the case of an ERISA account).

2)
Proxy questions should be considered within the individual circumstances of theissuer. It is possible that individual circumstances might mean that a given proxy question could be voted differently than what is generally done in other cases.

3)
If a proxy question clearly has the capability of affecting the economic value of theissuer's stock, the question should be voted in a way that attempts to preserve, or give the opportunity for enhancement of, the stock’s economic value.

4)
In certain circumstances, even though a proposal might appear to be beneficial ordetrimental in the short term, our analysis will conclude that over the long term greater value may be realized by voting in a different manner.

5)
It is our policy that when we are given authority to vote proxies for a client’saccount, we must be authorized to vote all proxies for the account in our discretion. We do not accept partial voting authority nor do we accept instructions from clients on how to vote on specific issues, except in the case of registered investment companies. Clients may wish to retain proxy voting authority and vote their own proxies if necessary in order to satisfy their individual social, environmental or other goals.

Since we cannot currently anticipate circumstances in which Declaration would be called upon to vote an equity security for a client's account, it is difficult to specify in advance how we would vote on particular questions. For routine matters, we would expect to vote in accordance with the recommendation of the issuer's management. For all other matters, we would decide how to vote on a case-by-case basis considering the relevant circumstances of the issuer.

We will from time to time review this proxy voting policy and procedures and may adopt changes from time to time.  Clients may contact our Compliance Office, by calling 703-749-8200 or via e-mail at compliance@declaration.com to obtain a record of how we voted the proxies for their account.

II.   Process

At Declaration, the investment research analysts are responsible for performing research on the companies in which we invest.  The same analysts would be responsible for decisions regarding proxy voting, as they would be the most familiar with company-specific issues.  Portfolio managers may also provide input when appropriate.  Proxy voting mechanics are the responsibility of the analyst.

We may abstain from voting a client proxy if we conclude that the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.  We may also abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities).  In accordance with our fiduciary duties, we would weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent.  Our decision would take into account the effect that the vote of our client, either by itself or together with other votes, was expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

We will maintain the records required to be maintained by us with respect to proxies in accordance with the requirements of the Investment Advisers Act of 1940 and, with respect to our registered investment company clients (including DMR Mortgage Opportunity Fund LP),  the Investment Company Act of 1940.  We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s Edgar system.  We may also rely upon a third party to maintain certain records required to be maintained by the Advisors Act or the Investment Company Act.

III.  Conflicts of Interest

We manage the assets of various public and private company clients, and may invest in the securities of certain of these companies on behalf of our clients.  As noted above, we invest principally in fixed income securities with  espect to which proxies are not required to be voted.  However, in the event we were to be granted the discretion to vote proxies by a client, and an equity security were to be held in that client’s portfolio with respect to which a vote was required; we would be responsible for voting proxies for that security.  We recognize that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where we have  aterial business relationships1 or material personal/family relationships2 with an issuer (or with a potential target or acquirer, in the case of a proxy vote in connection with a takeover).  To address these potential conflicts we have established a Proxy Voting Committee (the “Committee”).  The Committee consists of the President, the Executive Vice President – Director of Portfolio Management and the Chief Compliance Officer.  The Committee will use  easonable efforts to determine whether a potential conflict may exist, including screening proxies against a list of clients with whom we have a material business relationship.  However, a potential conflict shall be deemed to exist  nly if one or more of the members of the Committee actually know of the potential conflict.  The Committee will work with the analyst assigned  to the specific security to oversee the proxy voting process for securities where we  elieve we may have potential conflicts.

The Committee will meet to decide how to vote the proxy of any security with respect to which we have identified a potential conflict.  The Committee will consider the analyst’s recommendation, make a decision on how to vote the proxy and document the Committee’s rationale for its decision.

Declaration is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a public company.  It is our general policy not to acquire or hold MFC stock on behalf of our clients. However, in the event that a client were to hold MFC stock in a portfolio which we managed, and we were responsible for voting a MFC proxy on behalf of the client, the Committee would decide how to vote the MFC proxy in a manner that it believes will maximize  hareholder value.  The Committee will document the rationale for its decision.

It is Declaration’s policy not to accept any input from any other person or entity, including its affiliates, when voting proxies for any security.  In the event that a Declaration employee was contacted by any affiliate or any other  person or entity, other than by means of standard materials available to all shareholders, with a recommendation on how to vote a specific proxy, the event would be reported to the Chief Compliance Officer and would be  ocumented.  The Committee would then decide how to vote the proxy in question and would document the rationale for its decision.

__________________________
1 For purposes of this proxy voting policy, a “material business relationship” is considered to arise in the event a client has contributed more than 5% of  Declaration’s annual revenues for the most recent fiscal year or is reasonably expected to contribute this amount for the current fiscal year.

 2For purposes of this proxy voting policy, a “material personal/family relationship” is one that would be reasonably likely to influence how we vote proxies.  To identify any such relationships, the Proxy Voting Committee will in connection with each proxy vote obtain information about (1) personal and/or family relationships between any Declaration employee involved in the proxy vote (e.g., analyst, portfolio manager and/or members of the Proxy Voting Committee, as applicable), and directors or senior executives of the issuer, and (ii) personal and/or immediate family investments of such employees in issuers which exceed 5% of the outstanding stock of the issuer.

If there is controversy or uncertainty about how any particular proxy question should be voted, or if an analyst or a Committee member believes that he or she has been pressured to vote in a certain way, he or she will consult with the Committee or with the Chief Compliance Officer and a decision will be made whether to refer the proxy to the Committee for voting.  Final decisions on proxy voting will ultimately be made with the goal of enhancing the value of our clients’ investments.

Adopted 07/03
 Revised 09/04
Revised 04/08

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) James E. Shallcross is the Fund’s primary portfolio manager [and chief and has day-to-day responsibility for management of the Fund’s portfolio. As Executive Vice President and Director of Portfolio Management at Declaration, Mr. Shallcross oversees the management of all fixed-income portfolios, supervises the investment staff and is a firm principal. He has been in the industry since 1986 and joined Declaration in 1991, acting as Senior Vice President from 1999 to 2005 and Executive Vice President since 2005. Previously, Mr. Shallcross worked for Lehman Brothers and Stephenson & Co. He has a BSBA in Finance from the University of Denver and an MBA in Finance from New York University. Mr. Shallcross is a member of Declaration’s Investment Committee. This information is provided as of December 31, 2009.

(a)(2) In addition to managing the assets of the Fund, the Fund’s portfolio manager has responsibility for managing other client accounts of Declaration.  The tables below show, for the portfolio manager, the number and asset size of (i) SEC-registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by such portfolio manager.  The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of December 31, 2009.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies (in millions)	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance-Based Fee Accounts (in millions)
James E. Shallcross	5	$967	0	N/A

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies (in millions)	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance-Based Fee Accounts (in millions)
James E. Shallcross	3	$193	2	$148

Other Accounts Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies (in millions)	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance-Based Fee Accounts (in millions)
James E. Shallcross	5	$1,048	1	$41

Conflicts of Interest

(a)(3) Compensation of Portfolio Manager:

Declaration’s investment professionals are compensated under a common comprehensive program. Individual initiative and achievement are acknowledged and encouraged, but Declaration’s compensation program is designed to recognize company-wide accomplishments. Declaration’s policy on compensation is to pay salaries and incentives at or above the median for investment management firms in Boston and New York. In addition, employees are eligible to participate in a three-part Incentive Compensation Plan, which is comprised of the following:

(i) Investment Performance Incentives: This is the largest component of the plan. For each account managed, this bonus pool represents a variable percentage of account revenue based upon short and long term absolute and competitive performance. All employees other than the President participate in this pool.

(ii) Profitability Incentives: Certain managers and senior staff members are eligible for compensation based upon Declaration’s financial performance. This pool is also adjusted up and down by asset performance as well.

(iii) Senior Management Incentives: Certain senior officers have a non-voting share of the firm’s profits. The payment of this incentive accumulates in a deferred compensation plan over a period of years.]

(a)(4) Fund Ownership of Portfolio Manager

The following table shows the dollar range of shares owned beneficially and of record by the member of the Fund’s portfolio management team in the Fund, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.  This information is provided as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James E. Shallcross	None

(b)           Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)           None

(b)           None

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended December 31, 2009, there were no material changes to the procedure by which shareholders may recommend nominees to the Registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES

________________________________________________________________________
(a)           The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

(b)           There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS
______________________________________________________________________________

(a)(1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: DMR Mortgage Opportunity Fund LP

By:

/s/ William P. Callan, Jr.
William P. Callan, Jr.
President and Chief Executive Officer

Date:          March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Lester Guillard III
Lester Guillard III
Vice President and Chief Financial Officer

Date:          March 3, 2010